                              GARTMORE MUTUAL FUNDS

                      Gartmore Long-Short Equity Plus Fund


                                   PROSPECTUS
                                  June 23, 2003

WWW.GARTMOREFUNDS.COM


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


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TABLE OF CONTENTS

FUND SUMMARY . . . . . . . . . . . . . . .           2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND. . . . . . . . . . . .           8
Temporary Investments
Principal Investments and Techniques
Other Principal Risks

MANAGEMENT . . . . . . . . . . . . . . . .          10
Investment Adviser
Multi-Manager Structure
Subadviser

BUYING, SELLING AND EXCHANGING FUND SHARES          12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares

DISTRIBUTIONS AND TAXES. . . . . . . . . .          21
Distributions of Income Dividends
Distributions of Capital Gains
Reinvesting Distributions
State and Local Taxes
Selling Fund Shares
Exchanging Fund Shares
Non-U.S. Investors

FINANCIAL HIGHLIGHTS . . . . . . . . . . .          22

ADDITIONAL INFORMATION . . . . . . . . . .  BACK COVER

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FUND  SUMMARY

This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Fund (the "Trust") - the Gartmore Long-Short Equity Plus Fund. The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page
8. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund is not appropriate for conservative investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A  QUICK  NOTE  ABOUT  SHARE  CLASSES

The  Fund  has  the  following  share  classes:

-     Class  A
-     Class  B
-     Class  C
-     Institutional  Service  Class
-     Institutional  Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 12.

The Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for the Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See "Management-Multi-Manager Structure" for more information.

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FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

OBJECTIVE  AND  PRINCIPAL  STRATEGIES

The Fund seeks long-term capital appreciation with a total return greater than the Standard & Poor's ("S&P") 500 Index.1

Gartmore Mutual Fund Capital Trust ("GMF") has selected SSI Investment Management, Inc. ("SSI") as the Fund's subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in long and short positions in equity securities of publicly traded companies in the United States. The Fund's investment process offers the potential for returns over the S&P 500 Index, the Fund's benchmark, with a slightly higher risk profile than that of the index. The Fund also seeks to protect capital during market declines. The Fund's investment process combines positions in S&P 500 Index instruments, primarily index swaps with a generally "market-neutral" exposure in individual long and short positions in equity securities. S&P 500 Index swaps (which generally involve a counter-party paying the Fund a rate of return which is based on the performance of the S&P 500 Index in return for the Fund paying that counterparty a rate which is based on the London Interbank Offered Rate ("LIBOR")) are purchased in order to capture the returns of the S&P 500 Index. The Fund generally attempts to enter into S&P 500 Index swap agreements with "notional amounts" approximating the total value of the Fund's net assets. The counterparty and federal regulations require that the Fund hold (segregate) a portion of the Fund's assets in cash or cash equivalents (i.e., money market obligations) to cover the amount owed by the Fund, if any, to the counterparty under the swap agreements.

Simultaneously, SSI provides active management of the Fund's "market-neutral" long and short assets seeking to add incremental return above that of the S&P 500 Index without regard to general market movement. The Fund's "market-neutral" component seeks to neutralize overall stock market risks by taking offsetting long and short positions in common stocks. This component of the Fund holds a broadly diversified portfolio of common stocks long and a different, broadly diversified portfolio of common stocks short. Additionally, it is both sector- and capitalization-neutral so that it will hold almost the same amount of equity securities long and short in each sector in which it invests and with respect to each market capitalization category. The "market-neutral" component of the Fund attempts to generate positive returns in most advancing and declining markets. Therefore, the Fund's "market-neutral" component has a low correlation to the performance of the overall stock markets.

Using quantitative and fundamental analysis, SSI buys stocks "long" that SSI believes will perform better than their peers, and sells stocks "short" that SSI believes will underperform their peers. With a long position, the Fund purchases a stock outright, whereas with a short position the Fund sells a security that it has borrowed. SSI typically maintains an equal amount of long and short positions with respect to 90 to 95% of the Fund's portfolio. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.

SSI uses several value and growth factors to evaluate the securities purchased. These factors include, but are not limited to:
-    Direction,  timing  or  momentum  of  price  movements
-    Price  to  earnings  ratio
-    Cash  flow  analysis
-    Dividend  discount  model
-    Trading  activity

SSI may participate in frequent portfolio transactions, which will lead to higher transaction costs and additional tax consequences, if SSI believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

SHORT  SALES:
Selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

SWAP AGREEMENTS are two-party contracts entered into primarily for periods ranging from a few weeks to several years. They provide for the risks and rewards of ownership without holding the actual underlying security. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The returns earned or realized that are swapped between the parties are calculated with respect to "notional amount", which is an arbitrary or fictional amount (in U.S. dollars or other currency) selected by the parties and acts as the multiplier for the returns that are swapped. The larger the notional amount, the greater the potential gain or loss for the Fund will be. The Fund primarily focuses on S&P 500 Index swaps.

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1 The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc. which does not sponsor and is in no way affiliated with the Fund.

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FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by SSI's ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund uses investment techniques and strategies that may present substantially higher risks and greater volatility than most other mutual funds. The Fund seeks to increase return by using short sales and other forms of volatile financial derivatives, primarily swap agreements. The Fund is not appropriate for conservative investors.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and the overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SHORT SALES RISK. Short sales are the sale of a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

DERIVATIVES RISK. The Fund will invest in derivatives, primarily swaps. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment; for the Fund, the contract value will generally be based on the

S&P 500 Index. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

SWAP RISK. Swap agreements are synthetic instruments that provide for the risks and rewards of ownership without holding the actual equity security or other underlying security. Swap agreements are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times. The profit or loss of an equity swap agreement is determined by the price movement in the underlying security or instrument, a fixed percentage of any dividends paid and the underlying financing rate agreed to by the parties. For swap agreements the financing rate is a fixed term interest rate.

PORTFOLIO TURNOVER RISK. SSI may engage in active and frequent trading of securities if it believes doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.
For more detailed information about the Fund's investments and risks, see "More About the Funds" on page 8.

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FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

PERFORMANCE

The returns depicted below were attained by the Fund's predecessor, the Montgomery Partners Long-Short Equity Plus Fund.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund's average annual total returns on a before-tax basis (and on an after-tax basis for Class C shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class C shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and afer-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

ANNUAL  RETURNS-CLASS  C  SHARES1  (YEARS  ENDED  DECEMBER  31)

1998      41.98%
1999     133.14%
2000     -25.05%
2001     -22.61%
2002     -17.47%

Best  Quarter:       59.92%     4th  qtr.  of  1999
Worst  Quarter:     -22.95%     4th  qtr.  of  2000

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1 These annual returns do not include sales charges and do not reflect the effect of taxes. If the sales charges were included, the annual returns would be lower than those shown.


                                                  ONE     FIVE      SINCE
AVERAGE ANNUAL RETURNS-AS OF DECEMBER31, 20021   YEAR    YEARS   INCEPTION2
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Class A shares - Before Taxes3 . . . . . . . .  -21.56%  10.80%       10.80%
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Class Bshares-BeforeTaxes3 . . . . . . . . . .  -21.36%  11.80%       11.80%
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Class Cshares -Before Taxes. . . . . . . . . .  -19.11%   9.43%        9.43%
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Class C shares - After Taxes on Distributions.  -19.11%   5.11%        5.11%
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Class C shares - After Taxes on
Distributions and Sale of Fund Shares. . . . .  -11.73%   6.93%        6.93%
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Institutional Service Class shares
- Before Taxes4. . . . . . . . . . . . . . . .  -16.68%  12.14%       12.14%
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Institutional Class shares - Before Taxes4 . .  -16.68%  12.14%       12.14%
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S&P500 Index5. . . . . . . . . . . . . . . . .  -22.10%  -0.59%       -0.59%
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1 These returns reflect performance after sales charges and expenses are deducted, and were attained by the Fund's predecessor, the Montgomery
     Partners  Long-Short  Equity  Plus  Fund.
2 The Fund's predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners
     Long-Short  Equity  Plus  Fund.
3 These returns through October 31, 2001, are based on the performance of the Fund's predecessor'sClass R shares which was achieved prior to the creation of Class A and Class B shares. In addition, these returns from November 1, 2001 through December 31, 2002, are based on the performance of the Fund's predecessor'sClass A and Class B shares, respectively. Excluding the effects of any fee waivers or reimbursements, Class R shares' average annual total returns are similar to what Class A and Class B shares would have produced because Class A and Class B shares invest in the same portfolio of securities as Class R sharesand Class Ashareshadthesame expenses afterwaivers. For Class A and Class B shares, these returns have been restated for sales charges, but Class B sharesdo not reflect the additional fees applicable to such shares; if these fees were reflected, the annual returns for Class B shares would have been lower.
4 These returns through December 31, 2002, are based on the performance of the Fund's predecessor Class R shares which was achieved prior to the creation of Institutional Service Class and Institutional Class shares and do not reflect the lower expenses of the Institutional Service Class and Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, Class R shares' average annual total returns are similar to what Institutional Service Class and Institutional Class shares would have produced because Institutional Service Class and Institutional Class shares invest in the same portfolio of securities as Class R shares.
5 The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large
     U.S. companies have performed. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this Index would be lower.

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FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

FEES  AND  EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund



SHAREHOLDER FEES1                               INSTITUTIONAL
(PAID DIRECTLY        CLASS    CLASS    CLASS      SERVICE      INSTITUTIONAL
FROM YOUR               A        B        C         CLASS           CLASS
INVESTMENT)          SHARES   SHARES   SHARES       SHARES          SHARES
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Maximum Sales
Charge (Load)
imposed on
purchases (as a
percentage of
offering price) . .  5.75%2   None       1.00%  None            None
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Maximum Sales
Charge (Load)
imposed on
redemptions
(as a percentage
of original
purchase price
or sale proceeds,
as applicable). . .  None3    5.00%4   1.00%5   None            None
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Redemption/
Exchange Fee
(as a percentage
of amount
Redeemed
or exchanged)6. . .    2.00%    2.00%    2.00%           2.00%           2.00%

Annual Fund                                     Institutional
Operating Expenses.  Class    Class    Class    Service         Institutional
(deducted from. . .  A        B        C        Class           Class
Fund assets). . . .  shares   shares   shares   shares          shares
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Management Fees . .    1.50%    1.50%    1.50%           1.50%           1.50%
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Distribution
and/or
Service (12b-1)
Fees. . . . . . . .    0.25%    1.00%    1.00%  None            None
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Other Expenses7 . .    0.45%    0.30%    0.30%           0.45%           0.30%
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TOTAL ANNUAL
FUND OPERATING
EXPENSES8 . . . . .    2.20%    2.80%    2.80%           1.95%           1.80%

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1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.
2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-end Sales Charges" on page 14.
3 A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 17. 4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C shares" beginning on page 17. 5 A CDSC of 1% is charged when you sell Class C shares within the first year after  purchase.
6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See "Buying, Selling and Exchanging Fund Shares-Redemption Fees" on page 18 and "Buying, Selling and Exchanging Fund Shares-Excessive Exchange Activity" on page 20.
7 "Other Expenses" have been restated to reflect the fees under the fund administration, transfer agency and custody agreements and the administration services fees applicable to the Fund, but not for the Fund's predecessor during all of the prior fiscal year.
8 GMF and the Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees and administrative services fees) to 1.95% for Class A, Class B, Class C, Institutional Service Class and Institutional Class shares at least through February 28, 2005. The Fund is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

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FUND  SUMMARY  -  GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
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Class A shares . . . . . . . . . .  $  7851  $  1,224  $  1,687  $   2,963
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Class B shares . . . . . . . . . .  $   783  $  1,168  $  1,679  $   2,919
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Class C shares . . . . . . . . . .  $   481  $    959  $  1,564  $   3,197
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Institutional Service Class shares  $   198  $    612  $  1,052  $   2,275
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Institutional Class shares . . . .  $   183  $    566  $    975  $   2,116
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You would pay the following expenses on the same investment if you did not sell your shares2:

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
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Class B shares                      $   283  $    868  $  1,479  $   2,919
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Class C shares                      $   380  $    959  $  1,564  $   3,197

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1    Assumes  a  CDSC  will  not  apply.
2 Expenses paid on the same investment in Class A, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

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MORE  ABOUT  THE  FUND

TEMPORARY  INVESTMENTS

Generally, the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Fund's subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the Investment Company Act of 1940, as amended, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL  INVESTMENTS  AND  TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

SHORT SALES. When SSI believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit by purchasing at a lower price and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt securities, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

EQUITY SWAP CONTRACTS. In an equity swap contract, the counterpar-ty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract (i.e., the fixed percentage of the cost for the underlying security) would have increased in value had it been invested in the basket of stocks (i.e., the stocks comprising the S&P 500 Index), plus the dividends that would have been received on those stocks. The Fund is likely to purchase S&P 500 Index swaps. In the swap transactions that the Fund will normally use, the Fund agrees to pay the broker-dealer interest at a given rate, such as LIBOR, on a notional amount that equals 90-95% of the net asset value of the securities held long by the Fund and any decrease in the return on the S&P 500 Index below a set value multiplied by the notional amount and, in exchange, the broker-dealer will agree to pay the Fund any increase in the return on the S&P 500 Index above the set value multiplied by the notional amount plus certain dividends. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments.

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MORE  ABOUT  THE  FUND

MONEY  MARKET  OBLIGATIONS.  These  include

-    U.S.  government  securities  with remaining maturities of 397 days or less
- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
- Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
- Short-term obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
- Repurchase agreements relating to debt obligations that the Fund could purchase directly
- Unrated debt obligations with remaining maturities of 397 days or less that are determined by SSI to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

OTHER  PRINCIPAL  RISKS

DERIVATIVES RISK. Derivatives are volatile and involve significant risks, which may include:

- LEVERAGE RISK. The risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
- CREDIT RISK. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.
- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
- CORRELATION RISK. The risk that the price of the derivative and movements in the prices of the assets being hedged do not move as expected.

EQUITY SWAPS RISK. Under each swap agreement transaction, the Fund will generally have only the rights and obligations to receive or pay in cash an amount that represents the difference in the relative values of the investment positions held by each party to the swap transaction and the Fund will not receive or pay any securities in kind.

- Multiplying Effect of Long-Short and Swaps Positions and Asset Segregation Requirements. The Fund's use of both long and short positions and swap positions may have a multiplying effect on the gains and losses experienced by the Fund and the related segregation requirements.
     - For losses, if the securities index drops in value, the Fund will be obligated to pay both the notional amount multiplied by the interest rate, and multiplied by the reduction in the rate of return of the index (minus any dividends on securities in the index), and will have to segregate assets to cover this obligation. The Fund will have to cover its swaps obligation with segregated assets, at a time when the Fund has less assets to do so, because while the Fund's short position will have increased in value, its long position will have decreased in value, offsetting such increase. Consequently, the Fund may have to settle out of a portion of its short positions and sell securities at a loss or lower return, when the index is less in value, to meet its swaps asset segregation requirements. If the securities sold short by the Fund are different from the securities underlying the index used for the swaps, the Fund could experience the losses from its swap transactions, as described above, and losses from its long-short positions, where the price of the securities sold short rises above the price at which the securities were sold. In this case, if the Fund had to use its long position in securities for segregated assets to cover its swap transactions losses, it may have to settle out some of its short positions at a loss.
     - For gains, if the securities index climbs in value, the Fund will be obligated to pay only the notional amount multiplied by the interest rate and will have the right to receive the increase in the rate of return of the index multiplied by the notional amount (plus any dividends on securities in the index), and will have to segregate less assets to cover this obligation.
- Illiquidity. Because the swap transactions may have terms of greater than seven days, such transaction may be considered to be illiquid with the result that a Fund's assets segregated to meet its obligations would now be available to meet the Fund's liquidity needs. Thus the Fund may have to sell or close out of investments at a loss or lower return to meet its liquidity needs.
- Additional Regulation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation and adverse tax positions taken by the Internal Revenue Service, could adversely effect a Fund's ability to enter into swap agreements, terminate existing swap agreements, realize amounts to be received under swap agreements or avoid adverse tax consequences.

                                        9
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MANAGEMENT

INVESTMENT  ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Trustees, GMF allocates the Fund's assets among one or more subadvisers and evaluates and monitors the performance of such subadvisers. GMF is authorized to select and place portfolio investments on behalf of the Fund. However, GMF does not intend to do so at this time. GMF was organized in 1999 and advises mutual funds. As of March 31, 2003, GMF and its affiliates had approximately $32.2 billion in assets under management, including approximately $16.6 billion managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets, is 1.50% of the first $250 million of net assets; and 1.25% of net assets over $250 million. The total management fee paid by the Fund for the fiscal year ended June 30, 2002, expressed as a percentage of the Fund's average daily net assets, was 1.50%. Because the Montgomery Partners Long-Short Equity Plus Fund, the Fund's predecessor, was reorganized into the Gartmore Long-Short Equity Plus Fund (which was a shell fund having no previous operations) as of June 23, 2003, the management fee shown here was paid by the predecessor fund for the fiscal year ended June 30, 2002.

MULTI-MANAGER  STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Board of Trustee approval but without shareholder approval. Currently, the Fund is subadvised by SSI. If a new non-affiliate subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Fund:

-    performing  initial  due diligence on prospective subadvisers for the Fund.
- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.
-    communicating  performance expectations and evaluations to the subadvisers.
- ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER

SSI Investment Management, Inc., 357 N. Canyon Drive, Beverly Hills, California, 90210 ("SSI"), is the subadviser of the Fund. Subject to the supervision of GMF, SSI manages the Fund's assets in accordance with the Fund's investment objective and strategies. SSI makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

SSI was founded in 1973. As of December 31, 2002, SSI managed over $900 million, primarily on behalf of institutional investors.

Out of its management fee, GMF pays SSI an annual subadvisory fee, based on the Fund's average daily net assets, of 1.00% of the first $50 million of net assets; and 0.75% of net assets over $50 million.

PORTFOLIO  MANAGERS

SSI takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one portfolio manager. The following describes the persons primarily responsible for day-to-day management of the Fund
..
John Gottfurcht co-founded SSI in 1973 and is a pioneer of market-neutral investment strategies. He has over 35 years of experience managing investment portfolios. Mr. Gottfurcht has served as SSI's President since 1987 and is Chairman of the Portfolio Management Committee.

George Douglas is responsible for daily management of the Fund's investment portfolio and directing SSI's research process. Mr. Douglas has 26 years of experience in quantitative equity research and portfolio management and attended the University of Wisconsin, where he earned an M.B.A. degree in Finance, an M.S. degree in Statistics, and a B.S. degree in Mathematics. He has been Vice President and Chief Investment Officer at SSI since 1994.

Kenneth Raguse is responsible for analyzing investments in consumer products, technology, media and healthcare. He has over 12 years of experience in portfolio management and holds an M.S. Degree in Finance and a B.S. Degree in Economics, both from the University of


                                       10
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MANAGEMENT

Wisconsin. He has been Vice President and Senior Portfolio Analyst at SSI since 1997.

David Rosenfelder is responsible for analyzing investments in capital goods, basic materials, defense/aerospace and transportation. Mr. Rosenfelder has over 19 years of experience in portfolio management and holds an M.B.A. degree in Finance from UCLA's Anderson School of Management, and a B.S. degree in Accounting from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 1995.

Tim Ruiz is responsible for analyzing investments in finance, energy, REITs and utilities. He possesses over 12 years of experience in portfolio management and holds a B.S. degree in Finance from California State University, Los Angeles. He has been Vice President and Senior Portfolio Analyst at SSI since 2000, and was a Trader and Equity Analyst for SSI's investment portfolios from 1992 to 2000.

                                       11
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

CHOOSING  A  SHARE  CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The  following  sales  charges  will  generally  apply:

Front-end  Sales  Charge  when  you  purchase:
-    Class  A  shares
-    Class  C  shares

Contingent  Deferred  Sales  Charge  (CDSC)1:

-    Class  B  shares  if  you  sell  your  shares  within six years of purchase
-    Class  C  shares  if  you  sell  your  shares  within  one year of purchase

No  Sales  Charges on Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

WHEN  CHOOSING  A  SHARE  CLASS,  CONSIDER  THE  FOLLOWING:


CLASS A SHARES                             CLASS B SHARES                         CLASS C SHARES
-------------------------------------------------------------------------------------------------------
Front-end sales charge . . . .  No front-end sales charge,             Front-end sales charge means
 means that a portion of . . .  so your full investment                that a portion of your initial
your initial investment goes .  immediately goes toward                investment goes toward the sales
toward the sales charge,        buying shares                          charge and is not invested.
and is not invested. . . . . .                                         Front-end Sales Charge on Class C
                                                                       is lower than Class A Shares
---------------------------------------------------------------------------------------------------------
Reductions and waivers of. . .  No reductions of the CDSC              Like Class B shares, no reductions
the sales charge available . .  available, but waivers available       of the CDSC are available,
                                                                       but waivers are available
---------------------------------------------------------------------------------------------------------
Lower expenses than Class B. .  Higher distribution and service fees   Higher distribution and service fees
and Class C shares mean higher  than Class A shares mean higher        Than Class A shares mean higher
Dividends per share             fund expenses and lower dividends      fund expenses and lower
                   . . . . . .  per share                              dividends per share
---------------------------------------------------------------------------------------------------------
Conversion features are. . . .  After seven years, Class B             Unlike Class B shares, Class C
not applicable . . . . . . . .  shares convert into Class A            shares do not automatically convert
                                shares, which reduces your             into another class
                                future fund expenses
---------------------------------------------------------------------------------------------------------
No sales charge when shares     CDSC if shares are sold within         CDSC of 1% is applicable if shares
are sold back to a Fund1    .   six years: 5% in the first year,       are sold in the first year after
        . . .                   4% in the second, 3%  purchase
                                in the third and fourth years
                                2% in the fifth, and
                                1% in the sixth year
---------------------------------------------------------------------------------------------------------
No maximum investment limit     Investments of $250,000 or more        Investments of $1,000,000 or more
                           . .  may be rejected2                       may be rejected3

---------------
1 A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid.
2    This  limit  was  calculated  based  on  a  seven  year  holding  period.
3    This  limit  was  calculated  based  on  a  one  year  holding  period.

                                       12
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

Class A, Class B and Class C shares each pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A and Institutional Service Class shares.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 701/2 years old and older.

For investors who are eligible to purchase Institutional and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

BUYING  SHARES

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

If you purchase shares through an account at a broker, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call 1-800-848-0920 for more information.

The  Fund  does  not  calculate  NAV  on  the  following  days:
-    New  Year's  Day
-    Martin  Luther  King,  Jr.  Day
-    Presidents'  Day
-    Good  Friday
-    Memorial  Day
-    Independence  Day
-    Labor  Day
-    Thanksgiving  Day
-    Christmas  Day
-    Other  days  when  the  New  York  Stock  Exchange  is  not  open.


MINIMUM INVESTMENT -
CLASS A, B, & C SHARES
To open an account (per Fund). . . . .  $    2,000
--------------------------------------------------
To open an IRA account (per Fund). . .  $    1,000
--------------------------------------------------
Additional investments (per Fund). . .  $      100
--------------------------------------------------
To start an Automatic
Asset Accumulation Plan. . . . . . . .  $    1,000
--------------------------------------------------
Additional Automatic Asset
Accumulation Plan Transaction. . . . .  $       50
--------------------------------------------------
MINIMUM INVESTMENT -
INSTITUTIONAL SERVICE CLASS SHARES
To open an account (per Fund) $50,000
--------------------------------------------------
Additional investments . . . . . . . .        None
--------------------------------------------------
MINIMUM INVESTMENT -
INSTITUTIONAL SERVICE CLASS
To open an account
(per Fund) . . . . . . . . . . . . . .  $1,000,000
--------------------------------------------------
Additional investments . . . . . . . .        None

WHO  CAN  BUY  INSTITUTIONAL  SERVICE  CLASS  SHARES

The Institutional Service Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
- tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are com- pensated by the Fund for such services
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment dis- cretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administra- tive service fee
- registered investment advisers investing on behalf of institu- tions and high net-worth individuals where the adviser is com- pensated by the Fund for services it provides
- life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an invest- ment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
     Section  401(a)  of  the  Code.

                                       13
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

The  Fund  reserves  the  right  not  to  determine  NAV  when:
-    It  has  not  received  any  orders  to  purchase, sell or exchange shares.
-    Changes  in  the  value  of  the  Fund's  portfolio  do not affect the NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

IN-KIND PURCHASES. The Fund reserve the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

WHO  CAN  BUY  INSTITUTIONAL  CLASS  SHARES

The Institutional Class shares are available for purchase only by the following:
-    funds  of funds offered by the Distributor or other affiliates of the Trust
- tax-exempt employee benefit plans if no third party administra- tor for the plan receives compensation from the Fund
- institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
- a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment dis- cretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative serv- ice fee
- registered investment advisers investing on behalf of institu- tions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associat- ed with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

FRONT-END  SALES  CHARGES

CLASS  A  SHARES

The chart below shows the applicable Class A front-end sales charges, which decrease as the amount of your investment increases.


                                                         DEALER
                              SALES CHARGE             COMMISSION
                                 AS A                     AS A
                             PERCENTAGE OF            PERCENTAGE OF
                         OFFERING        AMOUNT         OFFERING
AMOUNT OF PURCHASE .      PRICE         INVESTED        PRICE
-------------------------------------------------------------------
Less than $50,000. .       5.75%           6.10%        5.00%
-------------------------------------------------------------
50,000 to $99,999 .        4.75            4.99         4.00
-------------------------------------------------------------
100,000 to $249,999        3.50            3.63         3.00
-------------------------------------------------------------
250,000 to $499,999        2.50            2.56         2.00
-------------------------------------------------------------
500,000 to $999,999        2.00            2.04         1.75
-------------------------------------------------------------
1 million or more .        None            None          None

CLASS  C  SHARES

Sales of Class C shares will be charged a front-end sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS  A  PURCHASES  NOT  SUBJECT  TO  A  SALES  CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A shares within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

REDUCTION  OF  CLASS  A  SALES  CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

- An increase in the amount of your investment. The above tables show how the sales charge decreases as the amount of your investment increases.
- Family Member Discount. Members of your family who live at the same address can combine investments in the Gartmore Funds, possibly reducing the sales charge.

                                       14
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

- Lifetime Additional Discount. You can add the value of any of the Gartmore Funds' Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
- Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
- No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
- Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER  OF  CLASS  A  SALES  CHARGES

The  Class  A  sales  charges  will  be  waived  for  the  following purchasers:

- Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
- Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor
- Any person who pays for the shares with the proceeds of one of the following sales:
-    Sales  of  non-Gartmore  Fund  shares
- Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead
- Any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global

Focus  Fund,  or  Montgomery  Partners  Long-Short  Equity  Plus  Fund.

- Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code.
- Trustees and retired Trustees of the Trust (including its predecessor trusts)
- Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF, GSA and their affiliates.
- Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.)

Additional  investors eligible for sales charge waivers may be found in the SAI.

WAIVER  OF  CLASS  C  SALES  CHARGES

Both the front-end sales charge and the CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class C shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons. The front-end sales charge applicable to Class C shares also will be waived for shareholders in Class C of the Montgomery Global
Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Long-Short Equity Plus Fund.

CONVERSION  OF  CLASS  B  SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may

                                       15
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW  TO  PLACE  YOUR  PURCHASE  ORDER

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a personal check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks or money orders.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL  SHAREHOLDER  SERVICES

Shareholders  are  entitled  to  a  wide  variety  of  services  by  contacting:

GARTMORE  FUNDS     1-800-848-0920

Our customized voice-response system, available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

For additional information on buying shares and shareholder services, call Customer Service or contact your sales representative.

SELLING  SHARES

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

                                       16
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

the market value of the Fund's investments at the time of the sale. Payment for shares you recently purchased may be delayed up to 10 business days from the date of purchase to allow time for the check to clear.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS  ON  SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE  GUARANTEE-CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

  A signature guarantee is required under the following circumstances:

-    if  your  account  address has changed within the last 10 business days, or
- if the redemption check is made payable to anyone other than the registered shareholder, or
- if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or
- if the proceeds are mailed to any address other than the address of record, or
- if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT  DEFERRED  SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                         7 YEARS
SALE WITHIN.  1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%       0%

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

                    $1 MILLION TO   $4 MILLION TO   $25 MILLION OR
AMOUNT OF PURCHASE  $   3,999,999   $  24,999,999   OR MORE
-------------------------------------------------------------------
Amount of CDSC . .           1.00%           0.50%            0.25%

The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

With respect to the CDSC for all three classes of shares, the CDSC is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC. All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 701/2 years. For more information, see the SAI.

                                       17
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

REDEMPTION  FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days.
The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

HOW  TO  PLACE  YOUR  SALE  ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee-Class A, Class B and Class C shares". Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use the voice response system to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Gartmore Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on our website, www.gartmorefunds.com. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

CAPITAL  GAINS  TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling Fund Shares" on page 20.

                                       18
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS  WITH  LOW  BALANCES-CLASS  A,  CLASS  B  AND  CLASS  C  SHARES

If the value of your Class A, B or C shares of the Fund falls below $2,000 ($1,000 for IRA accounts), we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION  PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION  AND  SERVICE  FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:

Class               As a % of daily net assets
---------------------------------------------------
Class A shares  0.25% (distribution or service fee)
---------------------------------------------------
Class B shares  1.00% (0.25% service fee)
---------------------------------------------------
Class C shares  1.00% (0.25% service fee)

Institutional  Class  and  Institutional Service Class shares pay no 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING  SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except the Gartmore Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of a fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A,

CAPITAL  GAINS  TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes-Exchanging Fund Shares" on page 21.

                                       19
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BUYING,  SELLING  AND  EXCHANGING  FUND  SHARES

Class B, Class C, Institutional Service Class and Institutional Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

EXCESSIVE  EXCHANGE  ACTIVITY

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of the Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, the following Gartmore Funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Gartmore fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore U.S. Growth Leaders Fund and Gartmore Nationwide Leaders Fund):

FUND EXCHANGE FEE
----------------------------------------------------
Gartmore Long-Short Equity Plus Fund . . . .  .2.00%

Gartmore Emerging Markets Fund . . . . . . .  .2.00%

Gartmore International Growth Fund . . . . .   2.00%

Gartmore International Small Cap Growth Fund   2.00%

Gartmore Global Financial Services Fund. . .   2.00%

Gartmore Global Utilities Fund . . . . . . .   2.00%

Gartmore Global Health Sciences Fund . . . .   2.00%

Gartmore Worldwide Leaders Fund. . . . . . .  .2.00%

Gartmore Nationwide Leaders Fund . . . . . .   2.00%

Gartmore U.S. Growth Leaders Fund. . . . . .  .2.00%

Gartmore Global Technology and
Communications Fund. . . . . . . . . . . . .  .2.00%

Gartmore Micro Cap Equity Fund . . . . . . .   1.50%

Gartmore Mid Cap Growth Fund . . . . . . . .   1.50%

Gartmore Millennium Growth Fund. . . . . . .   1.50%

Gartmore Value Opportunities Fund. . . . . .  .1.50%

Nationwide Small Cap Fund. . . . . . . . . .   1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

                                       20
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DISTRIBUTIONS  AND  TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS  OF  INCOME  DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported on a Form 1099, which we will send to you during tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS  OF  CAPITAL  GAINS

Capital gains, if any, realized by the Fund (meaning the gains from sales of securities over any losses from sales), will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as such no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%. The tax status of capital gains distributed to you during the year will be reported on a Form 1099. You will incur tax liability on distributions whether you take payment in cash or reinvest them to purchase additional Fund shares. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING  DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You will be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be can-celled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding. You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds.

When withholding is required, the amount will be 30% for calendar year 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

STATE  AND  LOCAL  TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING  FUND  SHARES

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, as are interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING  FUND  SHARES

Exchanging your shares of a Fund for another Fund within the Gartmore Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

NON-U.S.  INVESTORS

Non-U.S. Investors may be subject to U.S. withholding of estate tax and are subject to special U.S. tax certification requirements.

                                       21
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FINANCIAL  HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Because theMontgomery Partners Long-Short Equity Plus Fund was reorganized into the Gartmore Long-Short EquityPlus Fund (which was a shell fund having no previous operations) as of June 23, 2003, the financialhighlights shown here are for the predecessor fund.

The information for the fiscal years ended June 30, 2002, 2001, 2000 and 1999, and the fiscal year ended March 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request

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FINANCIAL  HIGHLIGHTS

GARTMORE  LONG-SHORT  EQUITY  PLUS  FUND*


                                                INVESTMENT ACTIVITIES                           DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED AND
                                      NET           NET       UNREALIZED       TOTAL
                                 ASSET VALUE,   INVESTMENT       GAINS         FROM         NET         NET
                                   BEGINNING      INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT  REALIZED       TOTAL
                                   OF PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME      GAINS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2002. . . .  $       11.14        6.65          (6.90)       (0.25)           -         -               -
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .  $       10.89       (0.09)         (0.87)       (09.6)           -         -               -


CLASS B SHARES
Year Ended June 30, 2002. . . .  $       11.14       (0.07)         (0.17)       (0.24)           -         -               -
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .  $       10.90       (0.10)         (0.89)       (0.99)           -         -               -

CLASS C SHARES
Year Ended March 31, 1999 (d) .  $       11.83       (0.15)          4.55         4.40            -     (1.10)          (1.10)
Year Ended June 30, 1999 (e). .  $       15.13       (0.13)          3.01         2.88            -         -               -
Year Ended June 30, 2000. . . .  $       18.01       (0.71)         12.41        11.70            -     (1.99)          (1.99)
Year Ended June 30, 2001(d) . .  $       27.72       (0.15)         (8.43)       (8.58)           -     (9.12)          (9.12)
Year Ended June 30, 2002. . . .  $       10.02       (0.66)         (0.31)       (0.97)           -         -               -
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .  $        9.05       (0.18)         (0.64)       (0.82)           -         -               -

                                                                                 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------

                                                                                        RATIO OF NET
                                                                                         INVESTMENT       RATIO OF
                                                                                           INCOME         EXPENSES
                                      NET                     NET ASSETS    RATIO OF       (LOSS)         (PRIOR TO
                                 ASSET VALUE,                 AT END OF     EXPENSES     TO AVERAGE    REIMBURSEMENTS)
                                    END OF         TOTAL        PERIOD     TO AVERAGE        NET         TO AVERAGE
                                    PERIOD      RETURN (A)      (000S)     NET ASSETS      ASSETS      NET ASSETS (B)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2002. . . .  $       10.89       -2.24%  $        144        2.26%        122.95%            2.26%
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .  $        9.93  (8.82%) (f)  $        292    2.46% (g)    (2.34%) (g)        4.94% (g)


CLASS B SHARES
Year Ended June 30, 2002. . . .  $       10.90       -2.15%  $        121        2.86%         -1.45%            2.86%
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .  $        9.91  (9.17%) (f)  $        107    3.16% (g)    (2.82%) (g)        5.20% (g)

CLASS C SHARES
Year Ended March 31, 1999 (d) .  $       15.13       38.81%  $      6,425        4.15%         -1.10%            4.54%
Year Ended June 30, 1999 (e). .  $       18.01       19.37%  $      7,209    4.93% (g)    (3.07%) (g)        5.26% (g)
Year Ended June 30, 2000. . . .  $       27.72       65.61%  $      9,927        4.67%         -2.65%            4.67%
Year Ended June 30, 2001(d) . .  $       10.02      -40.62%  $      3,102        3.82%         -1.51%            3.82%
Year Ended June 30, 2002. . . .  $        9.05      -17.65%  $      1,819        3.33%         -5.41%            3.71%
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .  $        8.23  (9.17%) (f)  $      1,394    3.16% (g)    (2.89%) (g)        5.16% (g)


                                 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------
                                  RATIO OF NET
                                   INVESTMENT
                                  INCOME (LOSS)
                                    (PRIORTO
                                 REIMBURSEMENTS)
                                   TO AVERAGE      PORTFOLIO
                                 NET ASSETS (B)   TURNOVER (C)
--------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2002. . . .          122.95%       425.00%
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .      (4.82%) (g)       132.00%


CLASS B SHARES
Year Ended June 30, 2002. . . .           -1.45%       425.00%
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .      (4.86%) (g)       132.00%

CLASS C SHARES
Year Ended March 31, 1999 (d) .           -1.49%       226.00%
Year Ended June 30, 1999 (e). .      (3.50%) (g)        43.00%
Year Ended June 30, 2000. . . .           -2.65%       204.00%
Year Ended June 30, 2001(d) . .           -1.51%       143.00%
Year Ended June 30, 2002. . . .           -5.79%       425.00%
Period Ended December 31, 2002
(unaudited) . . . . . . . . . .      (4.89%) (g)       132.00%


---------------
(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Net investment income (loss) is based on average shares outstanding during the period.
(e)  The  fund  changed  its  year  end  from  March  31  to  June  30.
(f)  Not  annualized.
(g)  Annualized.
* Because the Montgomery Partners Long-Short Equity Plus Fund was reorganized into the Gartmore Long-Short Equity Plus Fund as of June 23, 2003, the financial highlights for the Gartmore Long-Short Equity Plus Fund are those of its predecessor fund for the period ended December 31, 2002 and the fiscal years ended June 30, 2002, 2001, 2000 and 1999, and March 31, 1999.

                                       23
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INFORMATION  FROM  GARTMORE  FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incor- porated by reference into this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

-    Semi-Annual  Reports

To obtain a document free of charge, contact us at the address or number listed below.

FOR  ADDITIONAL  INFORMATION  CONTACT:

Gartmore  Funds
P.O.  Box  182205
Columbus,  Ohio  43218-2205
(614)  428-3278  (fax)

FOR  24-HOUR  ACCESS:

1-800-848-0920  (toll  free)  Customer  Service
Representatives  are  available  8  a.m.  -  9  p.m.
Eastern  Time,  Monday  through  Friday.
Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

GARTMORE  FUNDS
P.O.  Box  182205
Columbus,  Ohio  43218-2205

GG-0179  6/03

INFORMATION  FROM  THE  SECURITIES
AND  EXCHANGE  COMMISSION  (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN  PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY  MAIL:

Securities  and  Exchange  Commission
Public  Reference  Section
Washington,  D.C.  20549-0102
(The SEC charges a fee to copy any documents.)

ON  THE  EDGAR  DATABASE  VIA
THE  INTERNET:

www.sec.gov

BY  ELECTRONIC  REQUEST:

publicinfo@sec.gov

THE  TRUST'S  INVESTMENT  COMPANY  ACT  FILE  NO.:
811-08495



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